Commitments and Contingencies	9 Months Ended
Jun. 30, 2024
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies

19. COMMITMENTS AND CONTINGENCIES

The Company is defending an action brought by a French distributor as a result of the termination of a business relationship. The plaintiff's initial claim amounted to €94.7 million. On January 25, 2024, the commercial court of Nancy, France, delivered its ruling in favor of the Company. The plaintiff appealed against the decision of the commercial court of Nancy on March 14, 2024 and filed their briefing and claim with the Paris Court of Appeal on June 14, 2024. The plaintiff reduced some of its claims but also introduced a new claim. In appeal, their claims total approximately €41.6 million. This change is mainly because the plaintiff made no claim in the appeal regarding the alleged loss of clientele. The Company has recognized a provision for management’s best estimate of probable cash outflow.